Exhibit 99.2

2trg (fka Technology Recycling Group) Income Statement
For the Four Months Ending April 30, 2013

	Current Month		Year to Date

Revenues Disposal Services	$91,390.44	29.29	$301,407.60	28.17
Recycling Services-Geneva	47,255.49	15.14	137,364.31	12.84
Bulb & Battery Recycling	5,459.54	1.75	13,546.13	1.27
RP Project Revenues	0.00	0.00	0.00	0.00
RP Commodities	0.00	0.00	0.00	0.00
Scrap Sales	124,677.46	39.95	473,820.26	44.28
Scrap Sales - Geneva	9,086.70	2.91	25,292.91	2.36
LV Commodities	0.00	0.00	0.00	0.00
Used Computer Equip Sales	24,592.88	7.88	79,918.80	7.47
Used Equp Sales-Geneva	1,984.31	0.64	9,084.31	0.85
Monitor Sales	145.00	0.05	390.00	0.04
Ebay Sales	48.30	0.02	270.90	0.03
Interest Income	0.00	0.00	0.00	0.00
Other Income	0.00	0.00	12.10	0.00
Rental Income - Geneva	2,600.00	0.83	10,400.00	0.97
Cabling Labor Sales	0.00	0.00	0.00	0.00
Cabling Material Sales	0.00	0.00	0.00	0.00
Finance Charge Income	0.00	0.00	0.00	0.00
Shipping Charges Reimbursed	5,764.73	1.85	23,040.43	2.15
Cabling Shipping Charges Reimb	0.00	0.00	0.00	0.00
Sales Returns and Allowances	0.00	0.00	(4.17)	0.00
Sales Discounts	(939.84)	(0.30)	(4,490.18)	(0.42)
Cabling Sales Discounts	0.00	0.00	0.00	0.00
Total Revenues	312,065.01	100.00	1,070,053.40	100.00
Cost of Sales Hardware Cost of Goods	0.00	0.00	0.00	0.00
FUNNEL GLASS RECYCLING	0.00	0.00	0.00	0.00
BATTERY RECYCLING COST OF G	0.00	0.00	0.00	0.00
Monitor Recycling	4,787.52	1.53	(35,212.48)	(3.29)
Lamp Recycling Cost of Goods	640.59	0.21	5,207.94	0.49
Cost of Goods Other	0.00	0.00	554.00	0.05
Cost of Cabling Materials	0.00	0.00	187.67	0.02
Cost of Cabling Subcontractors	0.00	0.00	1,516.50	0.14
Cost of Sales-Salaries and Wag	0.00	0.00	0.00	0.00
Cost of Sales-Freight	21,466.18	6.88	53,038.97	4.96
Freight - Geneva	0.00	0.00	(194.15)	(0.02)
Cost of Freight - RP Project	0.00	0.00	0.00	0.00
Supplies RP Project	0.00	0.00	0.00	0.00
Temp Labor - RP Project	0.00	0.00	0.00	0.00
Partner Commodity Split	5,557.11	1.78	23,273.46	2.17
Cost of Cabling Freight	0.00	0.00	0.00	0.00
Cost of Sales Paypal Fees	291.84	0.09	389.38	0.04
Inventory Adjustments	0.00	0.00	0.00	0.00
Purchase Returns and Allowance	0.00	0.00	0.00	0.00
Purchase Discounts	0.00	0.00	0.00	0.00
Total Cost of Sales	32,743.24	10.49	48,761.29	4.56
Gross Profit	279,321.77	89.51	1,021,292.11	95.44
Expenses Default Purchase Expense	0.00	0.00	0.00	0.00
Advertising and Marketing Exp.	35.00	0.01	871.29	0.08
Amortization Expense	0.00	0.00	4,463.46	0.42
Auto Expenses	3,297.30	1.06	14,083.15	1.32
Auto Expense - Geneva	174.94	0.06	506.52	0.05

For Management Purposes Only

2trg (fka Technology Recycling Group) Income Statement
For the Four Months Ending April 30, 2013

	Current Month		Year to Date

Auto Expenses-LV Branch	0.00	0.00	0.00	0.00
Bad Debt Expense	0.00	0.00	0.00	0.00
Bank Charges	278.05	0.09	972.49	0.09
Cash Over and Short	0.00	0.00	52.13	0.00
Certification Expenses	1,910.27	0.61	9,221.06	0.86
Charitable Contributions Exp	0.00	0.00	0.00	0.00
RP Commissions	0.00	0.00	0.00	0.00
Commissions and Fees Exp	2,437.63	0.78	20,511.63	1.92
Commissions - Outside Agents	0.00	0.00	686.64	0.06
Credit Card Processing	292.41	0.09	1,320.98	0.12
Depreciation Expense	33,316.93	10.68	133,267.72	12.45
Dues and Subscriptions Exp	0.00	0.00	100.00	0.01
Dues/Subscriptions - NY	0.00	0.00	0.00	0.00
Employee Benefit Programs Exp	5,765.96	1.85	26,027.27	2.43
Employee Testing	0.00	0.00	1,665.00	0.16
Collection Event Expense- NY	0.00	0.00	0.00	0.00
Employee Awards	0.00	0.00	150.00	0.01
Collection Event Expense	388.77	0.12	588.77	0.06
Freight Expense	15,675.00	5.02	19,778.58	1.85
FREIGHT EXPENSE-GENEVA	1,600.00	0.51	2,950.00	0.28
Gifts Expense	0.00	0.00	257.71	0.02
Income Tax Expense	3,155.00	1.01	3,155.00	0.29
Hazardous Waste Disposal	799.95	0.26	799.95	0.07
Insurance Expense	3,300.90	1.06	12,118.91	1.13
Officers Term Life Insur	(1,950.64)	(0.63)	1,733.47	0.16
Interest Expense	3,125.55	1.00	18,602.20	1.74
Uniforms Expense	104.70	0.03	490.88	0.05
Legal and Professional Expense	14,293.30	4.58	21,518.74	2.01
Licenses Expense	556.84	0.18	2,303.36	0.22
RP Supplies Management	0.00	0.00	0.00	0.00
Maintenance Expense	608.95	0.20	6,114.37	0.57
Maintenance Expense - Geneva	0.00	0.00	(120.00)	(0.01)
Maintenance Expense-LV Branch	0.00	0.00	0.00	0.00
Meals and Entertainment Exp	61.40	0.02	282.28	0.03
Meals & Entertainment - Geneva	0.00	0.00	46.35	0.00
Office Expense	130.05	0.04	669.97	0.06
Office Expense - Geneva	9.00	0.00	9.00	0.00
Office Expense-LV Branch	0.00	0.00	0.00	0.00
Payroll Tax Expense	13,945.44	4.47	92,410.34	8.64
Payroll Processing	1,188.06	0.38	3,758.94	0.35
Penalties and Fines Exp	150.00	0.05	200.00	0.02
Other Taxes	486.00	0.16	1,129.00	0.11
Postage Expense	37.99	0.01	297.79	0.03
POSTAGE EXPENSE-GENEVA	44.50	0.01	44.50	0.00
Postage Expense-LV Branch	0.00	0.00	0.00	0.00
POSTAGE EXPENSE GENEVA	0.00	0.00	20.41	0.00
Rent or Lease Expense	24,943.88	7.99	123,317.25	11.52
Rent or Lease Expense-LV Branc	0.00	0.00	0.00	0.00
Rent- Geneva	0.00	0.00	18,381.00	1.72
Equipment Lease and Rent	(553.33)	(0.18)	980.73	0.09
Equipment Lease & Rental - LV	0.00	0.00	0.00	0.00
Equipment Lease & Rental - NY	0.00	0.00	(52.56)	0.00
Repairs Expense	301.25	0.10	1,424.41	0.13
Sales & Use Tax	208.01	0.07	728.84	0.07
Supplies Expense	2,453.77	0.79	9,059.21	0.85
Supplies Expense - Geneva	144.39	0.05	268.89	0.03
Supplies - EHS	664.40	0.21	3,765.22	0.35
Supplies Expense-LV Branch	0.00	0.00	0.00	0.00
Security System Monitoring	0.00	0.00	72.00	0.01
Security - Geneva	0.00	0.00	0.00	0.00

For Management Purposes Only

2trg (fka Technology Recycling Group) Income Statement
For the Four Months Ending April 30, 2013

	Current Month		Year to Date

Telephone Expense	1,690.63	0.54	6,482.82	0.61
Telephone-LV Branch	0.00	0.00	1,497.94	0.14
Telephone - Geneva	606.67	0.19	2,127.78	0.20
Telephone Lease Expense	0.00	0.00	0.00	0.00
Travel Expense	0.00	0.00	1,194.59	0.11
TRAVEL EXPENSE GENEVA	0.00	0.00	409.17	0.04
Training Expense	0.00	0.00	0.00	0.00
Salaries Expense	0.00	0.00	0.00	0.00
Temp Agency Labor	0.00	0.00	0.00	0.00
Temp Agency Labor - NY	0.00	0.00	0.00	0.00
Temp Labor - Louisville	0.00	0.00	0.00	0.00
Wages Operations	78,664.77	25.21	350,995.38	32.80
Wages Sales	10,551.94	3.38	41,951.99	3.92
Sales Compensation - Agents	0.00	0.00	0.00	0.00
Wages Officers	8,250.00	2.64	28,875.00	2.70
Wages Admin	7,862.44	2.52	30,942.08	2.89
Accrued Payroll Expense	0.00	0.00	0.00	0.00
Wages IT	0.00	0.00	0.00	0.00
Wages Cabling Project Mgmt	0.00	0.00	0.00	0.00
Wages Config	5,525.52	1.77	27,282.44	2.55
Wages Operations-LV Branch	0.00	0.00	0.00	0.00
Wages Operations-Geneva NY	11,866.73	3.80	38,811.47	3.63
Wages Admin-LV Branch	0.00	0.00	0.00	0.00
Wages Cabling Project Mgmt-LV	0.00	0.00	0.00	0.00
Utilities Expense	9,533.52	3.05	36,798.97	3.44
Utilities Expense-LV Branch	0.00	0.00	0.00	0.00
Utilities - Geneva	1,858.08	0.60	8,906.65	0.83
Other Expense	0.00	0.00	(11.44)	0.00
Payables Settlements	0.00	0.00	(397.50)	(0.04)
Purchase Disc-Expense Items	(40.98)	(0.01)	1.37	0.00
Gain/Loss on Sale of Assets	0.00	0.00	0.00	0.00
Reduction in Force Expenses	0.00	0.00	0.00	0.00
Total Expenses	269,750.94	86.44	1,136,873.56	106.24
Net Income	$9,570.83	3.07	$(115,581.45)	(10.80)

For Management Purposes Only